Exhibit 10.1

AMENDMENT NO. 2
Dated as of April 8, 2015
to
CREDIT AGREEMENT
Dated as of September 12, 2014
THIS AMENDMENT NO. 2 (“Amendment”) is made as of April 8, 2015 and shall, upon satisfaction of the conditions precedent set forth in Section 2 below be effective as of the date hereof (the “Amendment No. 2 Effective Date”) by and among AmTrust Financial Services, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of September 12, 2014, by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement;
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is amended to add the following definition thereto in the appropriate alphabetical order:
“Amendment No. 2 Effective Date” means April 8, 2015.
(b)    Section 2.17 of the Credit Agreement is amended to insert the following as a new section (i) thereof:
(i) Certain FATCA Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 2 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(c)    Section 6.10 of the Credit Agreement is restated in its entirety as follows:
SECTION 6.10. Nature of Business. Engage in any line or lines of business, to any material extent, other than (a) those lines of business conducted by the Borrower and its Subsidiaries on the Effective Date (which, for the avoidance of doubt, includes the Insurance Business and the marketing, sale and administration of Insurance Products), (b) asset management, asset management-related and risk management-related activities, (c) providing financial services, including banking and investment advisory services, (d) owning and operating insurance companies and (e) businesses reasonably related, complementary or incidental to any of the foregoing; provided that the revenues attributable to the Insurance Business and the marketing, sale and administration of Insurance Products shall at no time constitute less than 66 2/3% of the consolidated revenues of the Borrower and its Subsidiaries.
(d)    Section 6.14(a) of the Credit Agreement is restated in its entirety as follows:
(a)    Consolidated Net Worth. The Borrower will not permit the Consolidated Net Worth at any time to be less than the sum of (i) $1,291,430,000, (ii) 50% of Consolidated Net Income of the Borrower and its Subsidiaries (to the extent it is positive) for the period of July 1, 2014 through December 31, 2014, (iii) 50% of Consolidated Net Income of the Borrower and its Subsidiaries for each fiscal year of the Borrower (beginning with the fiscal year ending December 31, 2015) for which such Consolidated Net Income is positive and (iv) an amount equal to 50% of the net cash proceeds received by the Borrower from the issuance of any of its Equity Interests issued during any fiscal quarter of the Borrower ending after the Effective Date.
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.
3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof and as set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment shall be a Loan Document.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

AMTRUST FINANCIAL SERVICES, INC.,
as the Borrower

By: /s/ Harry Schlachter
Name: Harry Schlachter
Title: Senior Vice President, Treasurer

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as Issuing Bank and as Administrative Agent

By: /s/ Hector J. Varona
Name: Hector J. Varona
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ James Cribbet
Name: James Cribbet
Title: Senior Vice President

SUNTRUST BANK,
as a Lender

By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

Signature Page to Amendment No. 2 to
Credit Agreement dated as of September 12, 2014
AmTrust Financial Services, Inc.

LLOYDS BANK PLC,
as a Lender

By: /s/ Erin Doherty
Name: Erin Doherty
Title: Assistant Vice President

By: /s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President

ASSOCIATED BANK, NATIONAL ASSOCIATION
as a Lender

By: /s/ Liliana Huerta
Name: Liliana Huerta
Title: Vice President

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Harry Comninellis
Name: Harry Comninellis
Title: Authorized Signatory

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By: /s/ Andrew C. Haak
Name: Andrew C. Haak
Title: Managing Director

Signature Page to Amendment No. 2 to
Credit Agreement dated as of September 12, 2014
AmTrust Financial Services, Inc.